Exhibit 99.1

Preliminary Unaudited Results for the Three and Nine Months Ended September 30, 2022

Below are preliminary unaudited consolidated financial statements of Lodging Fund REIT III, Inc. (the “Company”) as of and for the three and nine months ended September 30, 2022, based on currently available information. The Company’s independent auditor has not completed a review of these preliminary estimated financial statements. Accordingly, these preliminary financial statements remain subject to change upon completion of standard quarterly review procedures by the Company’s independent auditors, and the Company’s actual results may differ materially from these preliminary financial statements. In addition, these preliminary statements are not necessarily indicative of results to be expected for any future period, including the year ending December 31, 2022. This preliminary financial data has been prepared by and is the responsibility of the Company.

Forward-Looking Statements

Any statements contained in this Exhibit that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “should,” “expect,” “could,” “intend,” “anticipate,” “plan,” “estimate,” “believe,” “potential,” “continue,” “seek” or similar expressions.  Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, the timing for the completion of the review of the unaudited consolidated financial statements for the three and nine months ended September 30, 2022 and the filing of the associated Quarterly Report on Form 10-Q with the Securities and Exchange Commission (the “SEC”); the potential identification of changes to the consolidated financial statements for the three and nine months ended September 30, 2022 upon completion of such review, the results of the Wells notice process disclosed in the Company’s other SEC filings; and such other factors that may be identified: (i) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), including those set forth under the captions “Summary Risk Factors” and “Risk Factors” in such Form 10-K; and (ii) in such other SEC filings subsequent to the filing of the Form 10-K. Further, forward-looking statements contained herein speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Exhibit 99.1

LODGING FUND REIT III, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
	2022	2021
Assets
Investment in hotel properties, net of accumulated depreciation of $22,634,480 and $9,487,728	$277,595,609	$169,424,775
Cash and cash equivalents	7,716,165	7,866,401
Restricted cash	9,604,406	6,469,999
Accounts receivable, net	1,312,842	748,364
Franchise fees, net	2,330,544	1,459,641
Prepaid expenses and other assets	2,456,121	4,360,555
Total Assets (variable interest entities - $19,419,896 and $0)	$301,015,687	$190,329,735

Liabilities and Equity
Debt, net	$180,058,757	$103,126,884
Finance lease liabilities	12,979,594	—
Accounts payable	3,388,961	1,549,380
Accrued expenses	4,169,153	2,621,520
Distributions payable	656,322	495,657
Due to related parties	5,148,120	2,580,326
Other liabilities	5,486,373	7,499,568
Total liabilities (variable interest entities - $18,956,435 and $0)	211,887,280	117,873,335

Equity
Preferred stock, $0.01 par value, 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value, 900,000,000 shares authorized; 9,502,987 and 8,348,310 shares issued and outstanding	95,029	83,481
Additional paid-in capital	92,795,972	81,655,994
Accumulated deficit	(63,194,567)	(43,586,952)
Total stockholders' equity	29,696,434	38,152,523
Non-controlling interest – Series B LP Units	(2,632,538)	(1,563,489)
Non-controlling interest – Series GO LP Units	15,300,313	12,498,527
Non-controlling interest – Series T LP Units	44,521,495	21,931,757
Non-controlling interest – Common LP Units	4,965,115	1,437,082
Non-controlling interest – El Paso University Property	(2,722,412)	—
Total equity	89,128,407	72,456,400
Total Liabilities and Equity	$301,015,687	$190,329,735

Exhibit 99.1

LODGING FUND REIT III, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues
Room revenue	$15,153,864	$8,308,091	$35,730,226	$18,203,125
Other revenue	780,086	314,200	1,830,951	542,839
Total revenue	15,933,950	8,622,291	37,561,177	18,745,964

Expenses
Property operations	7,471,665	3,781,862	18,094,142	8,085,917
General and administrative	3,055,244	1,705,948	7,675,667	4,744,160
Sales and marketing	965,647	596,558	2,361,157	1,424,319
Franchise fees	1,369,929	640,113	3,268,653	1,440,183
Management fees	1,126,514	796,245	2,855,302	1,793,400
Acquisition expense	7,702	13,317	15,006	61,760
Depreciation and amortization	2,253,166	1,294,304	5,572,760	3,449,095
Total expenses	16,249,867	8,828,347	39,842,687	20,998,834

Other Income (Expense)
Other income (expense), net	(451,382)	(21,320)	(909,431)	(212,125)
PPP loan forgiveness	—	119,500	—	1,684,400
Interest expense	(2,989,353)	(1,300,298)	(7,635,417)	(3,252,242)
Total other income (expense)	(3,440,735)	(1,202,118)	(8,544,848)	(1,779,967)

Net Loss Before Income Taxes	(3,756,652)	(1,408,174)	(10,826,358)	(4,032,837)

Income tax (expense) benefit	(6,215,577)	105,743	(5,788,557)	472,089

Net Loss	(9,972,229)	(1,302,431)	(16,614,915)	(3,560,748)

Net loss attributable to non-controlling interest - Series B LP Units	(490,967)	(64,879)	(822,752)	(177,319)
Net loss attributable to non-controlling interest - Series GO LP Units	(1,591,025)	(167,923)	(2,727,976)	(408,685)
Net loss attributable to non-controlling interest - Common LP Units	(452,500)	—	(775,858)	—
Net loss attributable to non-controlling interest - El Paso University Property	(145,473)	—	(145,473)	—

Net Loss Attributable to Common Stockholders	$(7,292,264)	$(1,069,629)	$(12,142,856)	$(2,974,744)

Basic and Diluted Net Loss Per Share of Common Stock	$(0.78)	$(0.13)	$(1.36)	$(0.37)
Weighted-average Shares of Common Stock Outstanding, Basic and Diluted	9,340,058	8,138,726	8,905,257	7,945,203